UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 14, 2021

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Iowa			001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

13200 Pioneer Trail	Eden Prairie	Minnesota		55347
(Address of Principal Executive Offices)				(Zip Code)

Registrant's telephone number, including area code   952-829-8600

P.O. Box 152	Forest City	Iowa	50436
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	WGO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On December 17, 2021, Winnebago Industries, Inc. (the "Company") issued a press release to report financial results for the first quarter of Fiscal 2022 ended November 27, 2021. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Exhibit 99.1 includes non-GAAP financial measures related to our operations. Certain of these non-GAAP measures may be discussed in our earnings conference call for the first quarter of Fiscal 2022. In addition, Exhibit 99.1 includes reconciliations of these GAAP to non-GAAP measures as well as an explanation of why these non-GAAP measures provide useful information to investors and how management uses these non-GAAP measures. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from our results should be carefully evaluated.

The information set forth in this Item 2.02, including Exhibit 99.1, of this Form 8-K shall be deemed "furnished" pursuant to Item 2.02 and not "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 14, 2021, the Human Resources Committee of the Company’s Board of Directors (the “Committee”) completed a review of benchmarking data and market practices regarding executive officer severance outside of a change in control of the Company. Following review, the Committee approved, and Mr. Happe and the Company entered into, an Amended and Restated Employment Agreement (the “Employment Agreement”), which amended the severance terms for Mr. Happe outside of a change in control of the Company. Pursuant to the Employment Agreement, if Mr. Happe is terminated by the Company without cause or terminates employment with the Company for good reason (as such terms are defined in the Employment Agreement), he is entitled to receive: (1) severance pay equal to two (2) times his annualized base salary as of his employment termination date, payable in substantially equal installments over the 24 months after Mr. Happe’s employment with the Company ends, and (2) an amount equal to two (2) times the sum of (A) Mr. Happe’s annual target bonus, as in effect as of Mr. Happe’s employment termination date, plus (B) the annual COBRA premium cost for continuation of Mr. Happe’s then-current group medical, dental and vision insurance coverage, payable in a lump sum within 60 days after Mr. Happe’s employment termination date. The Employment Agreement also continues to bind Mr. Happe to one-year non-competition and non-solicitation covenants following termination of his employment.

Also on December 14, 2021, the Committee approved a new Winnebago Executive Officer Severance Plan (the “Executive Severance Plan”) that applies to all of the Company’s executive officers other than Mr. Happe and Don Clark and provides severance benefits for eligible executives outside of a change in control of the Company. The Executive Severance Plan provides that, if an eligible executive is terminated by the Company (or an affiliate) without cause or terminates employment with the Company (and affiliates) for good reason (as such terms are defined in the Executive Severance Plan), the eligible executive would be entitled to receive: (1) severance pay equal to one (1) times the executive’s annualized base salary as of the executive’s employment termination date, payable in substantially equal installments over the 12 months after the executive’s employment with the Company (or an affiliate) ends, and (2) an amount equal to one (1) times the sum of (A) the executive’s annual target bonus, as in effect on the executive’s employment termination date, plus (B) the annual COBRA premium cost for continuation of the executive’s then-current group medical, dental and vision insurance coverage, payable in a lump sum with the initial installment of severance pay. To receive benefits, the executive must sign a release agreement and otherwise comply with the terms of the Executive Severance Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of the Company held on December 14, 2021, four proposals were voted upon by the Company’s shareholders. The proposals are described in detail in the Company’s definitive proxy statement for the annual meeting, filed with the Securities and Exchange Commission on November 1, 2021. A brief description of the proposals and the final results of the votes for each matter follows.

Item 1 - Election of Directors.

The following nominees were elected as Class I directors of the Company for three-years terms ending in 2024:

Name	Votes For	Votes Withheld	Broker Non-Votes
Maria F. Blase	23,893,392	438,361	4,394,149
Christopher J. Braun	23,302,341	1,029,412	4,394,149
David W. Miles	23,859,134	472,619	4,394,149
Jacqueline D. Woods	23,901,990	429,763	4,394,149

The following nominee was elected as a Class II director of the Company for a one-year term ending in 2022 to coincide with the expiration of the term of the other Class II directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Kevin E. Bryant	23,903,907	427,846	4,394,149

Item 2 - Advisory Approval Vote on Executive Compensation (the “Say on Pay” Vote).

The compensation of the Company’s named executive officers was approved in a non-binding vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,589,676	696,205	45,872	4,394,149

Item 3 - Ratification of the Appointment of Independent Registered Public Accountants for the Fiscal Year Ending August 27, 2022.

The selection of Deloitte & Touche LLP as the Company’s independent registered public accountant for the fiscal year ending August 27, 2022 was ratified:

Votes For	Votes Against	Abstentions
28,264,356	446,158	15,388

Item 4 - Reincorporation of the Company from Iowa to Minnesota.

The reincorporation of the Company from Iowa to Minnesota was approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,200,226	118,184	13,343	4,394,149

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement between Winnebago Industries, Inc. and Michael Happe dated December 15, 2021
10.2	Winnebago Executive Officer Severance Plan and Summary Plan Description
99.1	Press Release of Winnebago Industries, Inc. dated December 17, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINNEBAGO INDUSTRIES, INC.

Date:	December 17, 2021	By:	/s/ Stacy L. Bogart
		Name:	Stacy L. Bogart
		Title:	Senior Vice President, General Counsel, Secretary and Corporate Responsibility